united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

            The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

            32 West 39th Street, 9th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

            James Ash, Gemini Fund Services, LLC

            80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

Item 1. Reports to Stockholders.

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back at 2022

2022 was a painful year for equity investors and speculators alike. The major U.S. stock indices all declined, with the Nasdaq losing ~33% and the S&P falling by ~18%, while the Dow Jones Industrial Average lost “only” ~7%. International and emerging market equity investors weren’t spared, either, with the MSCI All Country World index of developed and emerging market equities down almost 20% in 2022 (the worst decline since 2008). London’s FTSE 100, which consists largely of energy, mining, and pharmaceutical companies, was a rare bright spot, increasing slightly in pounds sterling. According to Tommy Stubbington and Adam Samson, writing in the Financial Times, the market value of companies traded across all global stock exchanges dropped approximately $25 trillion in 2022.

The best-performing major asset class in 2022 was commodities, which advanced 16% even as all other major asset classes (except cash) produced negative returns. REITs produced the worst return (excluding cryptocurrencies, which we do not consider to be a major asset class), declining by 25%. Bond investors were pummeled as well, with the U.S. 10-year government bond yield starting 2022 at approximately 1.5% but ending the year at 3.9%. (Bond prices move inversely with interest rates.) The Bloomberg multiverse index, which tracks global government and corporate debt, declined almost 16% ($9.6 trillion in market value).

Equity performance started off poorly in 2022, and the situation only got worse. According to Caitlin McCabe, writing in the Wall Street Journal, the S&P 500 finished 2022 with only one record close, the DJIA with two record closes, and the Nasdaq with none (for the first time since 2014). McCabe notes that

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636

www.BoyarAssetManagement.com

“droughts of record closes can often last for years . . . . [I]n 2008, for example, as the global financial crisis roiled markets, all three major U.S. indices finished the year with no record closes. It took until 2013 for at least one of the indexes to notch a record close again. After the burst of the dot-com bubble in 2000, major U.S. indexes similarly did not see records for years after that.”

Only 2 of the 11 S&P 500 sectors gained value in 2022, with energy advancing 65% and utilities increasing by a meager 1.6%. Notably, 4 sectors declined by over 25%! Since the February 2020 stock market peak, energy shares have advanced 86.6%, dramatically outperforming all other sectors. (The next-best performer was health care, which advanced 37%, and the worst performer was communication services, which declined by 15% even as the S&P 500 increased by 19%.) However, investors eager to jump on the energy bandwagon should recall that energy shares have been a perennial underperformer over longer periods, returning a modest 72% versus 234% for the S&P 500 over the past 10 years.

Source: JP Morgan Guide to the Markets

Interestingly, 2022’s decline has been rather muted compared with previous bear markets when looking at total returns (or lack thereof). The bear market is certainly not over, but the 25% peak-to-trough decline seen (thus far) pales in comparison with previous bear markets, which have posted declines averaging 41%, according to JP Morgan. What has been particularly painful from an investing standpoint, however, has been the average length of S&P 500 consecutive down days in a row: at 2.3 days, the average duration of declines has been the worst since 1977—which, combined with three separate bounces of 10% or more, has played with the psyches of professional and amateur investors alike. According to Lu Wang of Bloomberg, in recent months day traders have net sold almost $100 billion of single stocks (unwinding 15% of what they accumulated over the prior 3 years), and Bank of America reports that money managers’ cash holdings rose to 6.1% in the fall, the highest level since the 9/11 attacks.

Performance

The Boyar Value Fund gained 10.89% for the 4th quarter versus a 13.49 % advance for the S&P 1500 Value Index. For 2022, The Boyar Value Fund lost 20.14% versus a 5.47% decline for the S&P 1500 Value Index.

Reasons for Optimism

We look forward to better days ahead for our value-oriented style of investing (purchasing intrinsically undervalued stocks of high-quality businesses that have a catalyst for capital appreciation), but we are less optimistic about whether the approach that worked for investors over the past decade (purchasing growth regardless of valuation) will regain its mojo. In our view, the days of “free money,” in the form of ultralow interest rates, will be gone for quite some time. David Kelly of JP Morgan recently summed up the current investing climate well when predicting that “calmer waters should lie ahead for investors. Inflation is falling, the Fed is nearing the end of its tightening cycle, and much of the expected weakness in economic growth is already reflected in market valuations.” Our optimism about value shares reflects the continued valuation discrepancy between growth and value stocks. During 2022, value stocks outperformed growth stocks for the first time in 6 years (as measured by the S&P 500’s performance relative to the S&P 1500 Value), and we believe that continued outperformance is likely. Although the valuation gap between value and growth stocks did narrow during 2022, value stocks remain significantly cheaper than growth stocks.

Relative Premium of U.S. Growth vs. Value Over Past 20 years

Source: T. Rowe Price

●	Stocks are selling for reasonable valuations

Fortunately for equity investors, stocks are selling for significantly less than they did at the beginning of 2022. The S&P 500 ended 2021 selling for over 21x earnings but was trading for just 16.7x (fwd.) as of December 31, 2022—essentially at its 25-year average of 16.8x. Could the major indices go lower? Absolutely, but we believe that for many companies, stock prices have already bottomed and are now selling at very attractive prices. The major indices are still heavily weighted toward higher-multiple technology companies, and even after the dramatic selloff, technology shares (down 28% in 2022) are selling for more than their historical multiple of earnings (currently 20.2x vs. their 20-year average of 18.0x). We wouldn’t be surprised to see the major indices trade sideways for the next few years, but stocks that are outside the major indices or that have lower index weightings could shine.

●	Commodity prices are declining

While there were many reasons for the 2022 stock market swoon, a major factor in the decline was the dramatic increase in commodity prices. Almost all commodities, from oil to soybeans to lumber, experienced parabolic moves to the upside (helping cause inflation to spike). Fortunately, the laws of gravity are finally starting to apply to commodities, with many essential commodities down significantly from their 2022 highs—a clear positive for both businesses and consumers (and presumably, at some point, the stock market). The Bloomberg commodity index, which advanced 16%, was the only major asset class that could have earned investors a significant return in 2022, but historically it has been a horrible place to invest (producing an annualized return of −2.6% since 2008).

●	The historical record supports a recovery

The historical record also provides some reasons for optimism. Consecutive down years in terms of performance are rather uncommon and generally occur only amidst major negative macro events. In fact, since 1928, only four initial downturns for the S&P 500 were followed by another down year, corresponding to the Great Depression, World War II, the 1970s energy crisis, and the bursting of the dot-com bubble. One word of caution: in every instance of consecutive down years, the second-year drop was worse than the first. Also, in three of the four cases (the energy crisis excluded), consecutive yearly losses lasted at least 3 years.

Commodity prices

Bloomberg commodity index constituents

Bloomberg Commodity Index
Constituents	Current price level	YTD change	Change since 6/9/2022*
Sub-indices
Energy	$41.23	33.5%	-33.5%
WTI crude oil	$80.26	6.5%	-34.0%
Natural gas	$0.18	17.5%	-52.4%
Brent crude	$487.22	38.9%	-19.7%
Low sulphur gas oil	$309.39	77.9%	-18.9%
RBOB gasoline	$472.34	45.7%	-22.8%
ULS diesel	$4.54	25.5%	-18.1%
Grains	$48.64	15.6%	-13.5%
Corn	$13.66	20.5%	-7.8%
Soybeans	$81.94	27.0%	-14.7%
Soybean meal	$920.27	28.2%	18.8%
Wheat	$39.02	-4.2%	-29.2%
Soybean oil	$84.27	12.2%	-24.5%
HRW w heat	$138.41	14.2%	-17.2%
Industrial metals	$165.34	-4.4%	-10.2%
Copper	$341.68	-15.3%	-13.4%
Aluminum	$33.13	-16.8%	-14.8%
Zinc	$96.86	-12.3%	-18.0%
Nickel	$283.62	43.7%	5.7%
Precious metals	$534.84	0.7%	1.2%
Gold	$195.79	-2.7%	-3.3%
Silver	$212.81	0.5%	8.1%
Softs	$45.40	-5.4%	-14.8%
Sugar	$103.23	9.9%	4.8%
Coffee	$10.53	-23.4%	-26.1%
Cotton	$30.44	-8.8%	-31.5%
Livestock	$23.60	5.3%	6.7%
Live cattle	$57.77	2.6%	5.9%
Lean hogs	$4.38	10.8%	7.1%

Source: JP Morgan Guide to the Markets

U.S. equity investors could be in for a strong 2023 as we enter what has historically been the best-performing period of the election cycle for stock market returns, based on data from The Stock Trader’s Almanac. Since 1949, pre-election years have posted an average gain of 16.8%, a figure that rises to 20% after a midterm bear market (such as we saw in 2022). Notably, since 1939, the stock market has been down in the third year of a presidential term on only one occasion (DJIA down 2% in 2015), and over the past hundred years, the only severe loss occurred in 1931, during the Great Depression. What’s more, from the midterm low to the pre-election-year high, the DJIA has averaged a gain of 46.8% since 1941, with the NASDAQ advancing 68.2% on average since 1974. So, if history is any guide, 2023 might well be a significantly better year for stock market investors.

Where We Are Finding Value

We see small-cap companies as particularly attractive, and they have been hit hard during the selloff, with the S&P 600 (comprising smaller-capitalization companies) having declined 17% in 2022. Not only are such companies historically cheap, trading at just 12.7x expected earnings (below their 20-year average of 15.4x), but they are also far more insulated from the negative effects of a strong U.S. dollar than multinational companies, which sell more of their goods/services overseas. According to the Wall Street Journal, components of the S&P 600 generate just 20% of their sales abroad, versus 40% for the larger cap S&P 500.

Housing

After a pandemic-fueled run during which home prices increased 45% from January 2020 to June 2022, as measured by the S&P CoreLogic Case Shiller National Home Price Index, investors in U.S. housing were abruptly reminded that housing prices can indeed decrease. Higher 30-year mortgage rates, which started 2022 at ~3.27% and peaked (at least temporarily) at ~7.35%, have ended the days of frenetic bidding wars, long lines at open houses, and rapid home price appreciation.

Many competing dynamics will be driving the housing market for the foreseeable future. For example, a whole host of homeowners locked in 30-year fixed mortgages at historically low rates (according to the Wall Street Journal, almost 70% of households with mortgages are paying rates below 4%) and thus are unlikely to move in the near term, as current mortgage rates make purchasing a new home significantly more expensive than continuing to pay an existing mortgage. Likewise, existing homeowners who wish to sell their home may stubbornly wait for home prices to return to the “good old days” of months gone by. Ultimately, however, we think that U.S. housing will be cushioned from a destabilizing correction by the tremendous undersupply of homes nationwide, which could serve as a floor for housing prices. (Bloomberg Intelligence estimates a cumulative shortfall of about 2.9-4 million homes built from 2014 to 2022.)

These competing dynamics (among other factors) have prompted wildly varying predictions of where U.S. housing is heading in 2023: Nicole Friedman and Nick Timiraos report in the Wall Street Journal that KPMG LLP is calling for housing prices to drop 20% in 2023, Goldman Sachs is predicting a 7.5% drop, the National Association of Realtors is forecasting a 1.2% increase in existing home prices, and the Mortgage Bankers Association sees prices advancing by 0.7%. Our near-term crystal ball, however, is somewhat cloudy.

Could a Housing Market Correction Be a Repeat of 2008?

For multiple reasons, we do not expect weakness in the U.S. housing market to spill over into the economy as it did in 2008: the undersupply of housing, as already mentioned, should limit the magnitude of potential home price declines; banks’ underwriting standards for mortgage origination are significantly more robust than they were in the run-up to the global financial crisis; and U.S. homeowners have a much more sizeable equity cushion in their homes than they did in 2008. For example, according to Moody’s, negative homeowner equity in 1Q 2008 was ~10.3%, whereas CoreLogic estimates that in 3Q 2022 just 2.2% of properties were under water.

Some Final Thoughts

While the economic backdrop is bleak, featuring headwinds such as a war in Europe, a hawkish Federal Reserve, geopolitical tensions with China, dysfunction in Washington, and uncertainty about China’s COVID-19 reopening, reasons for optimism remain. We have found that during times of uncertainty, investing in high-quality companies that are selling at reasonable valuations, with catalysts for capital appreciation, has been a sound strategy. We see no reason this time should be any different. Although we don’t have a crystal ball to tell us when (or if) a recession will begin, or how long one might last, markets have historically delivered strong performance in the wake of (and often during) economic downturns—so we urge investors to stay the course.

S&P Performance Before, During and After Recessions

Source: Marcus by Goldman Sachs

As always, we’re available to answer any questions you might have. We can be reached at info@boyarvaluegroup.com or (212) 995-8300.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

1122-NLD-01312023

IMPORTANT DISCLOSURE

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal.

The S&P 500 Index is included to allow you to compare your returns against an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price -to-book ratios and lower forecasted growth values. The S&P 1500 Value Index measures value stocks using three factors, the ratios of book value, earnings, and sales to price, and the constituents are drawn from the S&P 500, S&P Midcap 400, and S&P SmallCap 600. The Dow Jones Industrial Average is a price -weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The volatility of the above -referenced indices may materially differ from that of your account(s), and the holdings in your account(s) may differ significantly from the securities that constitute the above -referenced indices. Your results are reported gross of fees. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.50% annual investment advisory fee would be $15,566 in the first year, with cumulative effects of $88,488 over five years and $209,051 over ten years. This material is intended as a broad overview of Boyar Asset Management’s philosophy and process and is subject to change without notice. Account holdings and characteristics may vary, since investment objectives, tax considerations, and other factors differ from account to account.

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 12/31/22)

				Since
	1 Year	5 Year	10 Year	Inception*

At NAV	(20.14)%	1.79%	7.01%	5.85%
Inclusive of sales charges	(24.13)%	0.75%	6.47%	5.63%
After taxes on distribution	(24.22)%	0.19%	5.94%	5.07%
After taxes on distribution and the sale of shares	(14.22)%	0.54%	5.16%	4.54%
S&P Composite 1500 Value Index	(5.47)%	7.48%	10.85%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2022 was 1.56%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2022)

(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 89.0%
	APPAREL & TEXTILE PRODUCTS - 0.6%
24,070	Hanesbrands, Inc.	$153,085

	ASSET MANAGEMENT - 11.6%
8,500	Ameriprise Financial, Inc.	2,646,645
12,359	Franklin Resources, Inc.	326,030
		2,972,675
	BANKING - 10.2%
29,221	Bank of America Corporation	967,800
4,430	Citigroup, Inc.	200,369
10,750	JPMorgan Chase & Company	1,441,574
		2,609,743
	BEVERAGES - 1.3%
5,226	Coca-Cola Company (The)	332,426

	BIOTECH & PHARMA - 7.0%
7,500	Bristol-Myers Squibb Company	539,625
2,500	Johnson & Johnson	441,625
16,000	Pfizer, Inc.	819,840
		1,801,090
	CABLE & SATELLITE - 2.5%
18,268	Comcast Corporation, Class A	638,832

	CHEMICALS - 0.4%
3,000	Univar Solutions, Inc.(a)	95,400

	CONTAINERS & PACKAGING - 0.4%
7,215	O-I Glass, Inc.(a)	119,553

	E-COMMERCE DISCRETIONARY - 2.0%
12,500	eBay, Inc.	518,375

	ENTERTAINMENT CONTENT - 5.0%
2,641	AMC Networks, Inc., Class A(a)	41,384
7,629	Madison Square Garden Entertainment Corporation(a)	343,076

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 89.0% (Continued)
	ENTERTAINMENT CONTENT - 5.0% (Continued)
9,500	Walt Disney Company (The)(a)	$825,361
7,687	Warner Bros Discovery, Inc.(a)	72,873
		1,282,694
	FOOD - 2.4%
9,000	Mondelez International, Inc., Class A	599,850

	HEALTH CARE FACILITIES & SERVICES - 2.4%
6,500	CVS Health Corporation	605,735

	HOME & OFFICE PRODUCTS - 1.0%
6,701	Newell Brands, Inc.	87,649
3,700	Scotts Miracle-Gro Company (The)	179,783
		267,432
	HOUSEHOLD PRODUCTS - 0.4%
3,200	Energizer Holdings, Inc.	107,360

	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
12,707	Bank of New York Mellon Corporation (The)	578,423

	INTERNET MEDIA & SERVICES - 2.3%
28,752	Angi, Inc., Class A(a)	67,567
2,815	IAC, Inc.(a)	124,986
15,748	Uber Technologies, Inc.(a)	389,448
		582,001
	LEISURE FACILITIES & SERVICES - 10.9%
19,227	Liberty Media Corp-Liberty Braves - Series C(a)	619,686
4,934	Madison Square Garden Sports Corporation	904,550
8	Marriott International, Inc., Class A	1,191
3,000	McDonald’s Corporation	790,590
9,500	MGM Resorts International	318,535
1,500	Starbucks Corporation	148,800
		2,783,352

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 89.0% (Continued)
	LEISURE PRODUCTS - 1.7%
10,000	Acushnet Holdings Corporation	$424,600

	MACHINERY - 0.9%
22,554	Mueller Water Products, Inc.	242,681

	RETAIL - CONSUMER STAPLES - 0.8%
1,425	Target Corporation	212,382

	RETAIL - DISCRETIONARY - 7.9%
6,385	Home Depot, Inc. (The)	2,016,766

	SEMICONDUCTORS - 0.8%
8,000	Intel Corporation	211,440

	SOFTWARE - 7.3%
7,734	Microsoft Corporation	1,854,768

	TECHNOLOGY HARDWARE - 2.3%
12,500	Cisco Systems, Inc.	595,500

	TRANSPORTATION & LOGISTICS - 3.4%
5,000	United Parcel Service, Inc., Class B	869,200

	WHOLESALE - CONSUMER STAPLES - 1.2%
4,000	Sysco Corporation	305,800

	TOTAL COMMON STOCKS (Cost $10,072,758)	22,781,163

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 11.3%
	MONEY MARKET FUNDS - 11.3%
2,899,571	Dreyfus Institutional Preferred Government, Hamilton Class, 4.22% (Cost $2,899,571)(b)	$2,899,571

	TOTAL INVESTMENTS - 100.3% (Cost $12,972,329)	$25,680,734
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(70,332)
	NET ASSETS - 100.0%	$25,610,402

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of December 31, 2022.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS
Investment securities, at cost	$12,972,329
Investment securities, at value	$25,680,734
Dividends and interest receivable	16,449
Prepaid expenses and other assets	10,194
TOTAL ASSETS	25,707,377

LIABILITIES
Advisory fees payable	21,814
Distribution fees (12b-1) payable	15,851
Payable to service providers	20,087
Audit fees payable	17,604
Accrued Director/Trustee fees	8,446
Accrued legal fees	10,134
Accrued expenses and other liabilities	3,039
TOTAL LIABILITIES	96,975
NET ASSETS	$25,610,402

Net Assets Consist Of:
Paid in capital	$12,910,212
Accumulated earnings	12,700,190
NET ASSETS	$25,610,402

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	991,302
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$25.84
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$27.20

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends	$533,585
Interest	39,082
TOTAL INVESTMENT INCOME	572,667

EXPENSES
Investment advisory fees	136,133
Distribution (12b-1) fees	68,067
Administrative services fees	48,560
Transfer agent fees	30,456
Legal fees	26,413
Accounting services fees	25,490
Directors’ fees and expenses	19,151
Audit fees	17,619
Compliance officer fees	16,051
Insurance expense	14,500
Registration fees	13,264
Printing and postage expenses	12,292
Custodian fees	6,616
Other expenses	12,407
TOTAL EXPENSES	447,019
NET INVESTMENT INCOME	125,648

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(8,929)
Net change in unrealized appreciation (depreciation) of investments	(6,682,872)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,691,801)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,566,153)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2022	December 31, 2021
FROM OPERATIONS
Net investment income (loss)	$125,648	$(25,915)
Net realized gain (loss) from security transactions	(8,929)	137,547
Net change in unrealized appreciation (depreciation) on investments	(6,682,872)	5,093,716
Net increase (decrease) in net assets resulting from operations	(6,566,153)	5,205,348

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(131,293)	(132,771)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	263,093	598,366
Net asset value of shares issued in reinvestment of distributions to shareholders	125,973	125,968
Payments for shares redeemed	(843,353)	(1,107,026)
Net decrease in net assets from capital share transactions	(454,287)	(382,692)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,151,733)	4,689,885

NET ASSETS
Beginning of Year	32,762,135	28,072,250
End of Year	$25,610,402	$32,762,135

CAPITAL SHARE ACTIVITY
Shares Sold	9,536	19,286
Shares Reinvested	4,793	3,930
Shares Redeemed	(30,397)	(35,671)
Net decrease in shares outstanding	(16,068)	(12,455)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year Ended	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2022	2021	2020		2019		2018
Net Asset Value, Beginning of Year	$32.52	$27.53	$26.92		$23.48		$26.54
Activity from investment operations:
Net investment income (loss) (1)	0.13	(0.03)	0.04		0.11		0.08
Net realized and unrealized gain (loss) on investments	(6.68)	5.15	1.08		4.37		(1.92)
Total from investment operations	(6.55)	5.12	1.12		4.48		(1.84)
Paid-in-Capital from Redemption Fees (1)	—	—	—		0.00	(2)	—
Less distributions from:
Net investment income	(0.12)	—	(0.04)		(0.11)		(0.08)
Net realized gains	(0.01)	(0.13)	(0.47)		(0.93)		(1.14)
Total distributions	(0.13)	(0.13)	(0.51)		(1.04)		(1.22)
Net Asset Value, End of Year	$25.84	$32.52	$27.53		$26.92		$23.48
Total Return (3)	(20.14)%	18.61%	4.23%		19.15%		(7.12)%
Net Assets, End of Year	$25,610,402	$32,762,135	$28,072,250		$27,942,062		$24,389,769
Ratio of gross expenses to average net assets	1.64%	1.53%	1.78	%(4)	1.75	%(4)	2.11	% (4)
Ratio of net expenses to average net assets	1.64%	1.55% (5)	1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets	0.46%	(0.08)%	0.15%		0.42%		0.30%
Portfolio Turnover Rate	0%	1%	14%		9%		7%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses for the years ended 2018, 2019 and 2020, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2022 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,781,163	$—	$—	$22,781,163
Short-Term Investments	2,899,571	—	—	2,899,571
Total	$25,680,734	$—	$—	$25,680,734

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 to December 31, 2021, or expected to be taken in the Fund’s December 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $1,321,105, respectively.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2022, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$12,972,329	$13,738,765	$(1,030,360)	$12,708,405

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund incurred $136,133 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2023. At December 31, 2022 the Fund had no available recapture.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2022, the

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Distributor received $400 from front-end sales charges, of which $40 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Adviser or UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out- of-pocket expenses pursuant to the Custody Agreement. UFS receives a portion of these fees for performing certain custody administration services. UFS’s share of such fees collected for the year ended December 31, 2022 was $3,506. The Custodian fees listed in the Statement of Operations include the fees paid to UFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, UFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, Vector Group Ltd. held approximately 38.5% while National Financial Services LLC held 44.8% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the years ended December 31, 2021 and December 31, 2022, the Fund had no redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2021 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$124,934	$—
Long-Term Capital Gain	6,359	132,771
	$131,293	$132,771

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$714	$(8,929)	$12,708,405	$12,700,190

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Long-Term	Total
$8,929	$8,929

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

of Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of Boyar Value Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 22, 2023

BOYAR VALUE FUND, INC.
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2022

The Fund adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Program”)(the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2022, the Fund’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s Program was effectively implemented.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2022

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/22	12/31/22	7/1/22 – 12/31/22	7/1/22 – 12/31/22
Actual	$1,000.00	$1,038.00	$8.63	1.68%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), (the “Agreement”).

At a Board meeting held on May 24, 2022 the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of mutual funds, which consisted of the Fund and other large-cap value funds (the “Peer Funds”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non -management expenses, to those incurred by the Peer Funds; (ii) the Fund’s average expense ratio to those of its Peer Funds (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Peer Funds and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the Adviser to determine the Peer Funds to prepare its information and the rationale for including both Peer Funds, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreement.

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund, including, without limitation, the nature and quality of the investment advisory services since the Fund’s inception, its coordination of services for the Fund by the Fund’s service providers, and its compliance procedures and practices. The Board noted that certain of the Fund’s executive officers are employees of the Adviser, and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of the Fund’s Benchmark and the Peer Funds. The Board also considered the success and consistency of the Adviser’s management of the Fund in implementing the Fund’s investment objective and policies, as well as the consistency of the Adviser’s management of the Fund with the management expected from value-focused managers generally. The Board noted that the Fund outperformed its Peer Funds’ average annualized return for the period since the Fund’s inception and underperformed for the one-, three-, five-, and ten-year periods ended March 31, 2022. The Board also noted that the Fund had underperformed its Benchmark for the one-, three-, five-, and ten-year periods, as well as since the Fund’s inception with all periods ended as of March 31, 2022. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund and separate accounts, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and was satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Fund. The Board noted that the profits received by the Adviser from the Fund in the last year, as compared to the Fund’s asset levels, did not appear to be unreasonable. The Board discussed the Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to the Fund. The Board also considered potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Board compared the fees and expenses of the Fund (including the management fee) to the Peer Funds. It was noted that the management fee, gross expense ratio, and expense waiver were generally lower than the Peer Funds’ averages and that the Fund’s net expense ratio was generally above the Peer Funds’ average. It was also noted that the Fund’s 12b-1 Fees were in line with the Peer Funds’ average.

The Board also compared the fees paid by the Fund to fees paid by other clients of the Adviser, and the Board considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement. The Board considered that the Fund has experienced benefits from its Expense Limitation Agreement in prior years. Going forward, the Board noted that the Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers. Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s arrangements with the Adviser are fair and reasonable.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Directors and Officers

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)(3)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1942	Chairman	Since Inception	President, Boyar Asset Management, Inc., (June 1983 – present); President, Mark Boyar & Co., Inc., (January 1979 –present); Partner, Boyar G.P. Holdings Ltd., (May 1990 – present).	1	Chairman,Boyar G.P. Holdings Ltd., May 1990 – present.
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Born in 1958	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, (June 2002 – present).	1	None
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Born in 1947	Director	Since Inception	President, Spartan Petroleum Corp., (1974 – present).	1	Director, Griffon Corp., February 1995 – present

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)(3)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
OFFICERS
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	President	Since 2016	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jonathan Boyar 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1980	Vice President	Since 2019	Managing Director, Boyar Value Group (since 2008).	1	N/A
Dawn Borelli 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1972	Treasurer	Since 2011	Assistant Vice President, Fund Administration, Ultimus Fund Solutions, LLC (since 2010).	N/A	N/A
Sean Lawler 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1987	Secretary	Since 2020	Senior Legal Administrator,Ultimus Fund Solutions, LLC (since 2020). Legal Administrator, Gemini Fund Services, LLC (2014 - 2020).	N/A	N/A
Jared Lahman 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1986	Anti-Money Laundering Compliance Officer	Since 2023	Compliance Analyst, Northern Lights Compliance Services, LLC (2019 – Present); Manager of Fund Accounting, Gemini Fund Services, LLC (2016 –2018).	N/A	N/A
James Ash 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	Chief Compliance Officer	Since 2019	Senior Vice President and Head of Fund Compliance (since 2023) and Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

(3)	Officers of the Fund are elected annually.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	BVF-AR22

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $15,500

2021 - $15,250

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $2,000

2021 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022      2021

                       Audit-Related Fees:                                0.00%    0.00%

                        Tax Fees:                                             0.00%    0.00%

All Other Fees:                                        0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - None

2021 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 3/8/23

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/8/23

* Print the name and title of each signing officer under his or her signature.